Exhibit 32.2

Certification of the Chief Financial Officer pursuant to

18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of GOLD TORRENT, INC. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Alexander Kunz, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 5, 2016

By:	/s/ Alexander Kunz
Alexander Kunz
Chief Financial Officer and Director (Principal Financial and Accounting Officer)